SCUDDER
                                                                     INVESTMENTS

Scudder International Fund - Class S shares

Supplement to Prospectus Dated December 29, 2000

Scudder Greater Europe Growth Fund -
Class S shares

Supplement to Prospectus Dated March 1, 2001
--------------------------------------------------------------------------------

The following information supplements the disclosure under "Policies You Should Know About - Policies about transactions."

As of November 12, 2001, a redemption fee policy will go into effect for the Class S shares of Scudder International Fund and Scudder Greater Europe Growth Fund. Upon the redemption or exchange of shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. This redemption fee is only applicable to shares purchased on or after November 12, 2001. The fee applies to redemptions from the fund and exchanges to other funds, but not to dividend or capital gains distributions that are received in cash or automatically reinvested into the fund. The fee is waived for all shares purchased through certain of the Advisor's retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, Profit Sharing and Money Purchase Pension Plans and shares purchased by accounts opened pursuant to certain types of "WRAP" fee investment programs. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to any IRA or SEP-IRA accounts. The fund reserves the right to modify the terms of or terminate this fee at any time.



September 30, 2001